SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):

                           November 13, 1997


                        TAMPA ELECTRIC COMPANY
        (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events

     The registrant announced that its Board of Directors has made the following officer changes, effective November 13, 1997:

1.   Timothy  L. Guzzle, formerly Chairman of the Board and Chief
     Executive Officer, will continue as Chairman of the Board.

2.   Girard F. Anderson was named Chief Executive Officer.

3.   Alan  D.  Oak,  formerly Vice President, Treasurer and Chief
     Financial officer, was named Executive Vice President and Chief Operating Officer of TECO Energy, Inc.

4.   John  B.  Ramil, formerly Vice President-Energy Services and
     P l anning,  was  named  Vice  President-Finance  and  Chief
     Financial Officer.

5.   Sandra W. Callahan was named Treasurer.


































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    November 13, 1997        Tampa Electric Company



                                   By:/s/ J. B. Ramil
                                          J. B. Ramil
                                     Vice President-Finance
                                   and Chief Financial Officer
                                   (Principal Financial Officer)

































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